                                                                Exhibit 1

                             RAYL PLEDGE AGREEMENT
                             ---------------------

    PLEDGE AGREEMENT dated as of June 15, 1994 by and among PARTECH HOLDINGS

CORPORATION, a Delaware corporation, with principal offices at 3366 Riverside

Drive, Suite 200, Columbus, Ohio 43221 (the "Company"); JOHN E. RAYL (the

"Pledgor"); the purchasers of the Company's 6% Secured Notes (the "Notes")

listed on Schedule A hereto (each, a "Pledgee"; collectively, the "Pledgees");

and KELLEY DRYE & WARREN ("KDW") as representative of the Pledgees, solely for the limited purpose of holding the Pledged Securities as further described herein.

    THE TERMS AND CONDITIONS of this Agreement are as follows:

    1.   THE PLEDGED SECURITIES.  The property subject to this Agreement

(referred to collectively hereinafter as either the "Pledged Securities" or the

"collateral") is:

         (a)The securities identified in Schedule B hereto; and

         (b)All proceeds of any of the foregoing.

    2.   DELIVERY AND PLEDGE.

         (a)The Pledgor has previously delivered or is delivering herewith to

KDW the Pledged Securities identified in Schedule B hereto, together with stock powers duly endorsed in blank (Pledgor shall deliver one (1) or more executed stock powers duly endorsed in blank, with signature guaranteed for each certificate).  All Pledged Securities shall be held in pledge in accordance with the terms of this Agreement as security for the payment and performance of all of (i) the Company's obligations and agreements now existing or hereafter arising under the Subscription Agreement (in the form attached hereto as

Exhibit Y) between the Company and each of the parties listed on Schedule A hereto and (ii) the Notes issued by the Company.  The obligations and agreements referred to herein are hereinafter collectively referred to as the "Obligations." Each purchaser of a Note from the Company shall execute a counterpart of the signature page to this Agreement and by such signature shall become a party hereto, as a Pledgee, and shall be entitled to the rights and preferences afforded a Pledgee hereunder.  The rights and preferences of each Pledgee shall be equal and ratable based upon the principal amount of such Pledgee's Note as compared to all Notes outstanding.

         (b)Pledgor hereby grants to the Pledgees a possessory lien and a security interest in the Pledged Securities pursuant to the Uniform Commercial

Code as in effect in the State of New York from time to time (the "UCC") for the security purposes hereinabove stated.  The Pledgor covenants and agrees that he will maintain and preserve the lien of the  pledge hereunder as a first lien on the Pledged Securities, and the interest of the Pledgees therein,

against the claims and demands of all persons who may claim the same.

         (c)Subject to the actual exercise by Pledgor of his right in respect of the Pledged Securities as permitted by the terms of this Agreement, Pledgee shall have and may exercise all rights of a pledgee with respect to the Pledged

Securities, provided, however, that the Pledgees may not register the Pledged

Securities in their name or in the name of their nominee or nominees, as pledgees, unless a default occurs in accordance with Section 6 hereof.

    3.   VOTING RIGHTS.  Pledgor shall have the right to vote the Pledged

Securities until a foreclosure on the Pledged Securities pursuant to Section 7 of this Agreement.

    4.   REPRESENTATION AND WARRANTIES.  The Pledgor hereby makes the following representations and warranties with respect to the Pledged Securities, all of which shall survive so long as the Company has any obligation under the Notes.


## NY29/SALTD/24565.25          - 2 -

         (a)The Pledgor has good and marketable title to all of the Pledged

Securities as sole owner thereof, free and clear of all liens, charges and encumbrances whatsoever, and full power and lawful authority to pledge the same hereunder, free and clear of any other pledge, assignment, lien, charge or encumbrance.

         (b)None of the Pledged Securities is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent in connection therewith.

         (c)The Pledgor has fully paid for the Pledged Securities and has held:

(i) 382,601 of the Pledged Securities for more than three years, (ii) 100,000 of the Pledged Securities for more than two years, and such 100,000 of the

Pledged Securities have been registered pursuant to the Securities Act of 1933,

as amended (the "Act") and are freely tradeable, and (iii) since July 1, 1991,

217,704 of the Pledged Securities, in each such case, for purposes of future sales pursuant to Securities and Exchange Commission ("SEC") Rule 144, and the

pledge hereunder is intended to be a bona fide pledge for purposes of such rule.

         (d)The Pledgor has full power and authority to execute, deliver and perform his obligations under this Pledge Agreement and to pledge the collateral in accordance with the terms hereof.  This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding agreement of Pledgor.

         (e)This Pledge Agreement creates a valid first lien and perfected security interest in the collateral.








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
         (f)Neither the Pledgor nor any other parties whose sales of securities are aggregated with Pledgor's sales pursuant to SEC Rule 144 has sold,

assigned, transferred or otherwise disposed of any securities of the Company within ninety (90) days prior to the date hereof.

    5.   COVENANTS OF PLEDGOR AND THE COMPANY.

         (a)The Pledgor hereby covenants and agrees that for so long as this

Pledge Agreement shall remain in force  and effect, he will not sell, convey or dispose of any of the collateral or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or other security interest whatsoever with respect to any of the collateral.

         (b)The Pledgor hereby covenants and agrees to defend each of the

Pledgees' respective right, title and security interest in and to the collateral against the claims of any person, firm, corporation or other entity.

         (c)The Pledgor hereby covenants and agrees to immediately take all action necessary, at the direction of the Pledgees, or their counsel

(including, without limitation, using its best efforts to ensure that the

Company's transfer agent effects a registered transfer to each of the respective Pledgees of all securities which constitute a part of the collateral), to transfer such securities to the respective Pledgee's name after the occurrence of an event of default described in Section 6 hereof.

         (d)The Pledgor hereby covenants and agrees to indemnify and hold the

Pledgees harmless if the securities which constitute part of the collateral are not promptly






## NY29/SALTD/24565.25            - 4 -
re-registered in the name of the requesting Pledgee upon such Pledgee's request after the occurrence of any event of default described in Section 6 hereof.

         (e)The Pledgor hereby covenants and agrees that he shall not sell,

assign, transfer or otherwise dispose of securities issued by the Company which would be aggregated under SEC Rule 144 with any sales by any Pledgee.

         (f)The Pledgor hereby covenants and agrees that he will use his best efforts to ensure that all parties whose sales of securities would be aggregated with such Pledgor's sales pursuant to SEC Rule 144 shall comply with the covenant contained in Section (e) hereof.

         (g)The Pledgor hereby covenants and agrees to cause the Company, and the Company hereby covenants and agrees, to keep available adequate current public information with respect to the Company in accordance with SEC Rule

144(c) at all times until the termination of this Agreement pursuant to Section

9 hereof.

    6.   EVENTS OF DEFAULT.  Any of the following shall constitute an Event of

Default under this Agreement:

         (a)A default under any of the Notes;

         (b)If the Pledgor fails to perform or observe any term, covenant or agreement on his part to be performed or observed contained in this Agreement;

         (c)If the Pledgor attempts to sell or otherwise transfer any of the

Pledged Securities or permit any of the Pledged Securities to become subject to any pledge, assignment, lien, charge or encumbrance other than the pledge under this Agreement.






## NY29/SALTD/24565.25            - 5 -

    7.   REMEDIES ON DEFAULT.  In the event that an Event of Default, as defined above, shall have occurred, each Pledgee shall have the right to foreclose upon such Pledgee's pro rata share or any part thereof of the Pledged

Securities and shall become the owner of such number of shares of the Company's

Common Stock as shall equal the total amount of shares due the Pledgee hereunder in accord with the terms of this Section 7.  Pledgee shall promptly notify the Pledgor and the Company of its election to foreclose.  Each Pledgee may exercise its rights hereunder in whole or in part at such Pledgee's discretion.  Further, in addition to the foregoing and in no way limiting the foregoing, with respect to the Pledged Securities, each Pledgee shall also have the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York as of the date thereof; provided that, prior to such time all voting rights associated with the Collateral shall remain with the Pledgor.  The Company shall instruct its transfer agent to rely on an opinion of Horowitz, Cutler & Beam with respect to Rule 144 as legal counsel in connection with the transfer of any part of the Pledged Securities under SEC

Rule 144 pursuant hereto.

    Each Pledgee's right to foreclose on Pledged Securities shall be limited to the pro rata portion of the Pledged Securities which are allocated to such

Pledgee in accordance with the following sentence.  Pledged Securities shall be allocated based upon the percentage of Notes held









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
by such Pledgee as compared to the total Notes outstanding.  Upon the payment of a Note, or portion thereof, the remaining Pledged Securities allocated with respect to the Pledgee of such Note shall remain allocated to the Pledgee of such Note,  with respect to any remaining Notes, or portions thereof, still held by such Pledgee.  Upon the satisfaction in full of all Notes held by such

Pledgee, any Pledged Securities which remain allocated to such Pledgee shall be redistributed among the remaining Pledgees on a pro rata basis of the amount of

Notes held by each of such remaining Pledgees as compared to the remaining

Notes outstanding at the time of such redistribution.  For purposes of calculations hereunder, Notes held by the Company or the Pledgor shall not be considered outstanding, nor shall such Notes be entitled to the benefits of the pledge hereunder.  In the event a Pledgee takes possession of any of the

Pledged Securities, the Company's obligations under the Notes held by such

Pledgee, with respect to such Pledgee, shall be reduced in an amount equal to the greater of (i) the actual amount received by such Pledgee upon any sale or sales of such Pledged Securities made within 90 days of foreclosure thereon or

(ii) one-half of the closing bid price of the Company's Common Stock on the date of the notice of default (unless such date is not a business day, in which case the date shall be the next following business day) giving rise to such action, multiplied by the number of Pledged Securities for which Pledgee has elected to take possession; provided, however, the amount of the Company's obligation under such Notes, with respect to such Notes, shall be increased by an amount equal to the costs, if any, incurred by such Pledgee (including,

without limitation, the fees and expenses of counsel) in taking possession of the Pledged Securities and of selling the Pledged Securities pursuant to SEC

Rule 144.

    Neither the Pledgor nor anyone claiming through or under him, including his successors and assigns, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, redemption or other law now or hereafter in force, in order to prevent, delay or otherwise hinder the enforcement of the lien and pledge hereunder, or the









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
absolute sale or other disposition of the Pledged Securities or the final and absolute delivery into possession thereof of the purchaser or purchasers or other transferees thereof.  The Pledgor, for himself and all who may claim through or under him, including his heirs, legal representatives, successors and assigns, hereby waives the benefit of all such laws and hereby waives all right of appraisement and redemption to which he or any of them may be entitled under any state or federal law and any and all right to have the Pledged

Securities or any part thereof marshalled upon any foreclosure, sale or other enforcement thereof.

    All rights, remedies and powers conferred upon the Pledgees by this

Agreement shall, to the extent not prohibited by law, be deemed cumulative and not exclusive of any thereof or of any other rights, remedies and powers available to the Pledgees under the UCC or otherwise at law or in equity for enforcement of this Agreement, the Notes or any of the other Obligations,

except as such may be limited by this Section 7 with respect to the value attributable to the Pledged Securities.

    To the extent this Agreement modifies certain remedies or provides remedies which conflict with remedies provided by the UCC, this Agreement shall control to the maximum extent permitted by law.  The Pledgor hereby expressly waives any rights under the UCC which would limit the provisions of any part of this

Agreement.  The Pledgor hereby agrees and acknowledges that the rights and remedies provided herein or hereby to the Pledgees are fair, reasonable and equitable in all respects.  No delay or omission of a Pledgee to exercise any right, remedy or power accruing upon any default shall impair any such right,

remedy or power, or shall be construed to be a waiver of any such default or acquiescence therein.  Every









## NY29/SALTD/24565.25      - 8 -
right, remedy and power conferred hereby may be exercised from time to time and as often as a Pledgee shall deem expedient.  No waiver of any default shall extend to or affect any subsequent default or impair any right, remedy or power available to such Pledgee or any other Pledgee.  No single or partial exercise of any right, remedy or power by any Pledgee shall preclude other or further exercises thereof by such Pledgee or any other Pledgee.

    The Pledgor agrees that, in connection with any action or proceeding arising out of or relating to the Notes, this Agreement or the Pledged

Securities:

         (a)The Pledgor waives the right to trial by jury and all defenses and right to interpose any setoff or counterclaim of any nature, except and only to the extent such defense pertains to the existence of an Event of Default;

         (b)The Pledgor consents to the jurisdiction of any court of the State of New York and of any federal court located in New York;

         (c)The Pledgor waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as Pledgee may elect, by certified mail directed to Pledgor at his address for notice provided for in Section 19 hereof or, in the alternative, in any other form or manner permitted by law; and

         (d)The Pledgor agrees that all of the Pledged Securities constitute equal security for all of the Notes, and agree that the Pledgees shall be entitled to sell or otherwise deal with any or all of the Pledged Securities,

in any order or simultaneously as Pledgee shall determine in its sole discretion, as provided in this Section 7, free of any







## NY29/SALTD/24565.25          - 9 -
requirement for the marshalling of assets or other restrictions upon such

Pledgee in dealing with the Pledged Securities except as otherwise expressly provided in this Section 7.

    Notwithstanding any other provision of this Agreement (including, without limitation, all Exhibits hereto), no Pledgee shall be permitted to exercise any of the conversion rights to receive securities of the Company or the foreclosure rights to obtain Pledged Securities and Additional Warrants (as defined in the Notes), if such action by such Pledgees would result in such

Pledgee  converting into and or foreclosing upon and becoming the beneficial owner of an aggregate of more than 5% of shares of the then outstanding shares of any class of voting equity of the Company, as calculated pursuant to Section

13 of the Securities and Exchange Act of 1934, as amended.  The foregoing shall not prohibit the Pledgee from receiving any remaining amount due such Pledgee under the Notes.

    8.  KDW AS REPRESENTATIVE.  Upon the election by one or more Pledgees to foreclose upon Pledged Securities hereunder, such Pledgee(s) shall notify KDW of such election simultaneously with its notice to the Company and the Pledgor in accordance with the provisions of Section 7 hereof.  As soon as practicable after receipt of such notice, KDW will deliver to the Company's transfer agent at the address provided on Schedule B sufficient share certificates and stock powers executed by the Pledgor, previously delivered to KDW hereunder, with respect to the shares to be foreclosed upon hereunder, subject to the limitations provided in Section 7 hereof, with a notice that such documents are being delivered by KDW merely as an agent for one or more Pledgees under this

Pledge Agreement, with instructions to cause certificates evidencing the shares not foreclosed upon to be issued in the name of the Pledgor and returned







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
to KDW.  KDW shall continue to hold the certificates returned to it in accordance with the terms of this Agreement.

    All additional instructions to the transfer agent, with respect to foreclosed shares, shall come from either the Company or the respective

Pledgee(s).  KDW is acting as a depositary of the Pledged Securities for the benefit of the Pledgees.  Neither KDW nor any Pledgee shall have the power to act for or give instructions on behalf of any Pledgee hereunder other than itself.  Neither KDW nor any Pledgee shall assume any duty on behalf of any

Pledgee nor shall they be deemed to have any such duty absent a written agreement signed by KDW and/or such Pledgee agreeing to accept such duty.  KDW shall not be responsible for any act or failure to act by any party other than

KDW.  KDW shall not be responsible for any act or failure to act on its part or on the part of its agents or employees except in the case of its own willful malfeasance or gross negligence.  Without limiting the foregoing, KDW shall be under no duty to investigate a claim by any Pledgee, the Company or the

Company's transfer agent and shall incur no liability for distributing shares to the Company's transfer agent, the Pledgor, the Company or a Pledgee upon a request to do so.  KDW may act or refrain from acting hereunder with respect to any matter referred to herein upon the advice of counsel.

    9.   DURATION OF THE PLEDGE AND REASSIGNMENT TO PLEDGOR.  This Agreement

and the pledge hereunder shall remain in full force and effect until the date on which all of the Pledgor's Obligations are satisfied.  Upon such satisfaction, all remaining Pledged Securities shall be returned to the Company for distribution to the Pledgor and this Agreement shall terminate.





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
    10. TRANSFER OF PLEDGE AGREEMENT.  The parties hereto hereby agree that each of the respective Pledgees may transfer in whole or in part their respective rights, title and interest under and pursuant to this Pledge

Agreement to any other individuals or entities without notice to the Pledgor;

upon any such transfer, all of the terms, conditions and covenants herein shall enure to the benefit of and be binding upon such transferees.  Upon any such transfer, all of the rights to the collateral of such Pledgee shall be transferred to such transferees.

    11. AUTHORIZATION.  All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance by the Company of its obligations hereunder has been duly taken.  This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

    12. COMPLIANCE WITH OTHER INSTRUMENTS.  The Company is not in violation of any provision of (a) its Certificate of Incorporation or By-Laws, as presently in effect, (b) any material agreement, or (c) any federal or state judgment,

writ, decree, order, statute, rule or governmental regulation applicable to the

Company, the violation of which would have a material and adverse effect on the

Company or the transactions contemplated hereby.  The Company's execution and delivery of this Agreement and its consummation of the transactions contemplated hereby will not result in any such violation or conflict with,

constitute a default or require any consent under (a), (b) or (c) above, or result in the creation of any lien, charge or encumbrance on any of its properties or assets as contemplated herein.







## NY29/SALTD/24565.25            - 12 -

    13. ADDITIONAL COVENANTS OF THE COMPANY.  The Company hereby covenants and agrees to immediately take all action necessary, at the direction of any of the

Pledgees, to transfer  the Pledged Securities, subject to the limitation of the number of shares allocated to such Pledgee(s) under Section 7 hereof, to or upon the order of such Pledgee(s) after the occurrence of a default hereunder

(including, without limitation, using its best efforts to ensure that (i) the

Company's transfer agent effects a registered transfer to or upon the order of each such Pledgee that number of shares of the Company's Common Stock calculated in accordance with Section 7 hereof which each such Pledgee is entitled to receive upon an Event of Default hereunder and (ii) the Company and its counsel promptly, upon the request of any such Pledgee, shall furnish the

Company's transfer agent with any and all documentation necessary to allow the

Pledgee to sell such shares pursuant to SEC Rule 144).

    14. INDEMNIFICATION.

         (a)The Company hereby agrees to indemnify and hold harmless each

Pledgee and each of the Pledgee's stockholders, directors, officers, partners and agents and each of their respective heirs, executors, administrators,

successors and assigns, from any loss, claim, damage, cost, lawsuit, attorney's and accountant's fees, deficiency, assessment, administrative order, fine,

penalty, action, proceeding, judgment or expense, including in all cases the reasonable fees and expenses of counsel, resulting from or by reason of (a) any inaccuracy in any of the representations, or breach of the warranties made by the Company in this Agreement  or in connection with this Agreement in any document executed and/or delivered by or on behalf








## NY29/SALTD/24565.25            - 13 -
of the Company and (b) any failure of the Company to perform any covenant or agreement set forth in this Agreement.

         (b)The Pledgor hereby agrees to indemnify and hold harmless each of the Pledgees and each of the Pledgees' stockholders, directors, officers,

partners and agents and each of their respective heirs, executors,

administrators, successors and assigns, from any loss, claim, damage, cost,

lawsuit, attorney's and accountant's fees, deficiency, assessment,

administrative order, fine, penalty, action, proceeding, judgment or expense,

including in all cases, the reasonable fees and expenses of counsel, resulting from or by reason of (a) any inaccuracy in any of the representations, or breach of the warranties made by the Pledgor in this Agreement or in connection with this Agreement in any document executed and or delivered by or on behalf of the Pledgor and (b) any failure of the Pledgor to perform any covenant or agreement set forth in this Agreement.

         (c)Each Pledgee hereby agrees to indemnify and hold harmless the

Company and its stockholders, directors, officers, partners and agents and each of their respective heirs, executors, administrators, successors and assigns,

from any loss, claim, damage, cost, lawsuit, attorney's and accountant's fees,

deficiency, assessment, administrative  order, fine, penalty, action,

proceeding, judgment or expense, including in all cases the reasonable fees and expenses of counsel, resulting from or by reason of (a) any inaccuracy in any of the representations, or breach of the warranties made by such Pledgee in this Agreement or in connection with this Agreement in any document executed and or delivered by such







## NY29/SALTD/24565.25             - 14 -

Pledgee and (b) any failure of such Pledgee to perform any covenant or agreement set forth in this Agreement.

    (d)The Company, the Pledgor and each of the Pledgees hereby agree to indemnify and hold harmless KDW and its partners and agents and each of their respective heirs, executors, administrators, successors and assigns, from any loss, claim, damage, cost, lawsuit, attorney's and accountant's fees,

deficiency, assessment, administrative order, fine, penalty, action,

proceeding, judgment or expense, including in all cases the reasonable fees and expenses of counsel, resulting from or by reason of KDW's holding of the Pledged Securities other than claims resulting from KDW's willful malfeasance or gross negligence.

    15. EXPENSES OF THE INVESTOR.  All reasonable expenses incurred by any

Pledgee in connection with the exercise by such Pledgee of any of its respective rights hereunder, including, without limitation, any attorney fee,

brokerage fees, and commissions in connection with any sale of the collateral hereunder shall be promptly paid by the Company upon demand made by such

Pledgee.

    16. REMEDIES.  Each right, power and remedy provided for herein or now or hereafter existing at law, in equity, by statute or otherwise, shall be cumulative, and the exercise or forbearance of exercise by any party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other rights, powers or remedies, nor shall any failure to enforce any of such rights, powers or remedies be deemed to constitute a waiver thereof.








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
    17. FURTHER ASSURANCES.  The Company and the Pledgor shall at any time and from time to time upon the written request of any Pledgee, execute and deliver such further documents, including without limitation, representation letters,

and do such further acts and things as such Pledgee(s) may reasonably request in order to effectuate the purposes of this Agreement and in order to create,

preserve and perfect the interest granted pursuant hereto or to enable such

Pledgee(s) to enforce its/their rights hereunder.

    The Pledgor hereby agrees to give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or reasonably desirable (in the judgment of any Pledgee or its counsel) to create, preserve, perfect or validate any security  interest granted pursuant hereto or to enable the Pledgees or any one of them to exercise and enforce their rights hereunder with respect to such security interest.

    18. AMENDMENTS; WAIVER; CONSENT.  No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by each Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    19. NOTICES.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally (with delivery confirmed by receipt signed by recipient) or sent by overnight courier or messenger or sent by registered or certified mail  (air mail if overseas),

return receipt requested, or by telex, facsimile









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
transmission, telegram or similar means of communication with delivery confirmed.  Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing.  Notices shall be sent to the addresses set forth on

Schedule C.

    20. GOVERNING LAW.  THIS AGREEMENT AND ALL DOCUMENTS DELIVERED IN

CONNECTION THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,

THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE RULES OF

CONFLICTS OF LAW.

    21. BINDING EFFECT.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, except that the Pledgor shall not have the right to assign any rights hereunder without the prior written consent of all Pledgees.

    22. EXECUTION IN COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

    23. SEVERABILITY OF PROVISIONS.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction,

be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of










## NY29/SALTD/24565.25            - 17 -
this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

         24. HEADINGS.  The headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement nor affect its meaning, construction or effect.












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
    IN WITNESS WHEREOF, and in consideration of the agreements contained herein and intending to be legally bound hereby, Pledgees and Pledgor hereby execute this Agreement, and the Company and KDW as Representative have caused this

Agreement to be executed by their respective officers or partners thereunto duly authorized, as of the date first above written.



                                        PARTECH HOLDINGS CORPORATION



                                        By:
                                                ______________________________
                                                Name: John E. Rayl
                                                Title: President and Chief
                                                        Executive Officer


                                                Pledgor:______________________
                                                   Name: John E. Rayl


                                                KELLEY DRYE & WARREN,
                                                  as Representatives of the
                                                    Pledgees


                                        By:
                                                ______________________________
                                                Name: Lawrence B. Fisher
                                                Title: Partner


                                        Pledgees:

                                        GENERATION CAPITAL ASSOCIATES


                                        By:
                                                ______________________________
                                                Name: Frank Hart
                                                Title:  General Partner





## NY29/SALTD/24565.25          - 19 -

                                                _______________________________
                                                Name: Peter Prescott



                                        JULES and AMOS SWIMMER, Joint
                                          Tenants



                                        By:
                                                ______________________________
                                                Name: Jules Swimmer



                                                ______________________________
                                                Name: Jules Swimmer



                                        RSH PARTNERS


                                        By:
                                                ______________________________
                                                Name: Horace Hertz
                                                Title: General Partner



                                        TGR VENTURES, INC.


                                        By:
                                                ______________________________
                                                Name:
                                                Title:






## NY29/SALTD/24565.25           - 20 -

                                        ________________________________


                                        By:
                                                ______________________________
                                                Name:
                                                Title:


                                        ________________________________


                                        By:
                                                ______________________________
                                                Name:
                                                Title:


                                                _______________________________


                                        By:
                                                _______________________________
                                                Name:
                                                Title:


                                        _______________________________


                                        By:
                                                _______________________________
                                                Name:
                                                Title:


                                        ________________________________


                                        By:
                                                ________________________________
                                                Name:
                                                Title:








## NY29/SALTD/24565.25          - 21 -

                                   Schedule A
                                   ----------

                   Partech Holdings Corporation - Investor List
                   --------------------------------------------


                                                                 Note
                                                                ------
1.     Generation Capital Associates                            $300,000
       Attn:  Mr. Frank Hart
       617 West End Avenue
       New York, NY  10024
       Tel:  (212) 787-5541
       Fax:  (212) 496-6292

2.     Peter Prescott                                           $25,000
       27341 Vista Azul
       Capistrano Beach, CA  92624
       Tel:
       Fax:

3.     Jules and Amos Swimmer                                   $20,000
       Joint Tenants
       901 Dove Street, Suite 230
       Newport Beach, CA  92660
       Tel:
       Fax:

4.     Jules Swimmer                                            $15,000
       901 Dove Street, Suite 230
       Newport Beach, CA  92660
       Tel:
       Fax:

5.     RSH Partners                                             $10,000
       Attn: Mr. Horace Hertz
       Park Place Tower
       3333 Michaelson Drive, Suite 550
       Irvine, CA 92715
       Tel:
       Fax:







## NY29/SALTD/24565.25            - 22 -

6.     TGR Ventures, Inc.                               $10,000





7.                                                      $





8.                                                      $





9.                                                      $





10.                                                     $








## NY29/SALTD/24565.25             - 23 -

                                   Schedule B
                                   ----------


        John E. Rayl                                    700,305 Shares




        All shares are shares of Common Stock of Partech Holdings Corporation, $.05 par value per share.














## NY29/SALTD/24565.25           - 24 -

                                   Schedule C
                                   ----------

                             ADDRESSES FOR NOTICES
                             ---------------------
To the Company:

                 Partech Holdings Corporation
                 3366 Riverside Drive
                 Suite 200
                 Columbus, Ohio  43221
                 Attn: Mr. John E. Rayl
                 Telephone:  (614) 538-0660
                 Facsimile:  (614) 538-0670

To the Pledgor:

                 John E. Rayl
                 c/o Partech Holdings Corporation
                 3366 Riverside Drive
                 Suite 200
                 Columbus, Ohio  43221
                 Telephone:  (614) 538-0660
                 Facsimile:  (614) 538-0670


To the Investors:

                 To each Investor
                 at the address
                 provided in
                 Schedule A hereto










## NY29/SALTD/24565.25           - 25 -

                 With a copy to:

                 Kelley Drye & Warren
                 101 Park Avenue
                 New York, NY  10178
                 Attn:  Lawrence B. Fisher
                 Telephone:  (212) 808-7800
                 Facsimile:  (212) 808-7898

                 and

                 Horowitz, Cutler & Beam
                 2 Venture Plaza, Suite 380
                 Irvine, CA  92718
                 Attn:  M. Richard Cutler
                 Telephone: (714) 453-0300
                 Facsimile: (714) 453-9416

To KDW:

                 Kelley Drye & Warren
                 101 Park Avenue
                 New York, NY  10178
                 Attn:  Deborah Saltzman
                 Telephone:  (212) 808-7507
                 Facsimile:  (212) 808-7897

To Horowitz, Cutler & Beam:

                 2 Venture Plaza, Suite 380
                 Irvine, CA  92718
                 Attn:  M. Richard Cutler
                 Telephone: (714) 453-0300
                 Facsimile: (714) 453-9416












## NY29/SALTD/24565.25            - 26 -

To the Company's transfer agent:

                 Continental Stock Transfer & Trust Company
                 2 Broadway
                 New York, NY 10004
                 Attn:  William Seegraver
                 Telephone: (212) 509-4000
                 Fascimile:  (212) 349-1360













## NY29/SALTD/24565.25             - 27 -